                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                              _________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) October 20, 1995
                                                 ------------------------

                           SUMMIT TECHNOLOGY, INC.
           -------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

   MASSACHUSETTS                        0-16937                   04-2897945
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission                (IRS Employer
    of Incorporation)                File Number)            Identification No.)

                                21 HICKORY DRIVE
                        WALTHAM, MASSACHUSETTS  02154
              ---------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code (617) 890-1234
                                                   --------------

ITEM 5.  OTHER EVENTS.


        On October 20, 1995, the Company received Food and Drug Administration ("FDA") approval to commercially market and sell the Company's excimer laser for Photorefractive Keratectomy ("PRK") for laser correction of nearsightedness. The approval covers the use of the Company's excimer laser to perform PRK for laser correction of nearsightedness from -1.5 to -7 diopters using a six millimeter ablation zone. The Company is the first and only company in the ophthalmic excimer laser field to receive FDA approval to commercially market and sell excimer laser systems in the U.S. for treating nearsightedness.

SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SUMMIT TECHNOLOGY, INC.


                                        BY:/s/ David F. Muller
                                           ------------------------------------
                                           David F. Muller, President


DATE:  October 23, 1995